Prepaid Expenses and Other Current Assets - Summary of Prepaid Expenses and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Prepaid Expense And Other Assets Current [Abstract]
Deferred IPO expense			¥ 13,268
Value-added tax	¥ 19,542		13,170
Short-term loans	14,559		11,857
Advances to suppliers	8,359		5,128
Other receivables	8,049		4,656
Rental deposits	4,474		1,969
Prepaid expenses	3,264		1,014
Total	¥ 58,247	$ 8,473	¥ 51,062